UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00042

DWS Portfolio Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

MAY 31, 2012 Annual Report to Shareholders

DWS Floating Rate Fund (formerly DWS Floating Rate Plus Fund)

Contents
4 Portfolio Management Review
10 Performance Summary
13 Investment Portfolio
23 Statement of Assets and Liabilities
25 Statement of Operations
26 Statement of Changes in Net Assets
27 Financial Highlights
31 Notes to Financial Statements
41 Report of Independent Registered Public Accounting Firm
42 Information About Your Fund's Expenses
43 Tax Information
44 Summary of Management Fee Evaluation by Independent Fee Consultant
48 Board Members and Officers
53 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond and loan investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Floating rate loans tend to be rated below investment grade. The fund may use derivatives, including as part of its Global Tactical Asset Allocation (GTAA) strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. In certain situations, it may be difficult or impossible to sell an investment at an acceptable price. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.

Over the 12-month period ended May 31, 2012, the fund's Class A shares provided a return of 2.06%. In comparison, the fund's benchmark, the S&P/LSTA Leveraged Loan Index, returned 2.35%.

"While economic forecasts have been downgraded in recent weeks, we believe the investment case for leveraged loans remains sound."

Throughout the period, loan investors reacted strongly to developments in the European sovereign debt crisis and the flow of U.S. economic data, leading loan prices to fluctuate substantially in both directions. Early in the period, it became apparent that Europe was in a struggle to forestall a potential default by Greece on its debt. With the level of bank exposure to such a default unclear, investors fearing for the health of the credit environment engaged in a flight to safety, leading loan prices down. The summer of 2011 saw an extended stalemate over increasing the U.S. debt ceiling and a historic downgrade of U.S. debt by Standard and Poor's that further eroded sentiment. This was followed by the U.S. Federal Reserve Board (the Fed) announcing its intention to keep short-term rates near zero through late 2014, reducing the perceived attractiveness of floating rate securities, including bank loans. The net result was a weak demand environment, which caused bank loan prices to decline.

In the fourth quarter of 2011, concerns over the European debt crisis expanded beyond Greece into the broader euro zone, and loans generally bounced around, along with other credit markets based on headlines out of Europe. Investors also eagerly followed the stream of U.S. economic data. As 2011 drew to a close the data seemed to suggest that the U.S. was unlikely to tip back into recession. Investors were encouraged by signs of improvement in employment and housing, the keys to any sustainable, meaningful recovery. In addition, a disorderly default by Greece appeared to have been averted, preventing the larger regional debt crisis from coming to a head for the time being.

As 2012 progressed, credit spreads — the incremental yield offered by lower-quality vs. higher-quality fixed-income instruments — narrowed substantially. Loans were supported through April by the improving credit market backdrop and by a trend toward rising interest rates, which increased the attractiveness of floating rate securities, including bank loans. However, as the fund's fiscal period came to a close, deterioration in U.S. economic indicators, along with heightened concerns over the viability of the euro, led to a reversal in credit sentiment and loan prices.

About Leveraged Loans
Leveraged loans are also known as senior loans or syndicated loans. They are loans made by large banks to corporations that usually either are not investment-grade or are unrated as borrowers, typically to finance a corporate acquisition or restructuring. These loans have the highest standing in a borrower's capital structure. This means the holders of the loan have first claim to the company's cash flow and to proceeds from the sale of any company assets. The interest rate on a leveraged loan is adjustable and reflects a spread above a benchmark short-term lending rate, such as LIBOR. Banks that originate these loans typically limit their exposure by forming a syndicate with other lenders, and a large secondary market of institutional investors including mutual funds, insurance companies and hedge funds provides a liquid market. While less well-known than high-yield bonds among the investing public, the size of the leveraged loan market exceeds that of the high-yield corporate bond market.

Positive and Negative Contributors to Fund Performance

Positive contributors in the portfolio included a second-lien loan where the borrower is Asurion LLC, a provider of insurance to purchasers of cell phones and other consumer items. The loan benefited in particular from the continued rise in demand for cell phones, a trend which is supportive of the issuer's fundamental outlook. Onex Carestream, a provider of dental and medical imaging systems, also outperformed. The company had been hampered by rising silver prices, as the metal is a component in its imaging process, and benefited as silver moderated over the course of the 12 months. In addition, better economic numbers for much of the period suggested the prospect of higher utilization rates for its products and services. Another positive contributor was Sabre Holdings Corp., a provider of travel services information, including pricing for hotels, airfare and car rentals. The loan was supported by the increasingly positive trends with respect to domestic air travel for much of the period.

Negative contributors included Texas Competitive Electric Holdings Co. LLC, a provider of electricity and electric utility construction services. The issuer has struggled to manage the debt on its balance sheet resulting from a 2007 leveraged buyout and the loan suffered from weak demand. Another leading laggard was Coach America Holdings, Inc. The bus company experienced a pair of accidents that caused its insurance premiums and the policies' cash collateral requirements to increase, putting a squeeze on the issuer's already declining fundamentals and leading to a default on the loan. Alaska Communications Systems Holdings, Inc., a wireline and wireless telecommunications provider, saw its loan decline on concerns over increased competition within the Alaska market from Verizon Wireless.

In addition to the main investment strategy, we have historically employed a global tactical asset allocation (GTAA) strategy. This strategy is designed to add value by benefiting from short-term mispricings within global equity, bond and currency markets. This strategy is anticipated to have a low correlation to the fund's security holdings. It utilizes stock and bond futures and currency forwards to take long and short positions in different asset classes without having to make dramatic shifts in the stock, bond and cash allocations of the underlying strategies, which are maintained at the percentages specific to the fund and are rebalanced to these percentages each month. For the 12-month period, the GTAA strategy was a negative factor in fund performance. We reduced our exposure to the GTAA strategy by half in October of 2011, and no longer used GTAA as a component of the fund's strategy in March of 2012. QS Investors, LLC, is the subadvisor for the portion of assets allocated to the fund's global tactical asset allocation overlay strategy.

Outlook and Positioning

While economic forecasts have been downgraded in recent weeks, we believe the investment case for leveraged loans remains sound. Issuer defaults by principal balance for the institutional loan market have remained low. For the trailing 12 months ended May 31, 2012 defaults were 1.05% of loan balances, compared to 0.91% for the 12 months ended May 31, 2011. In our view, defaults should not exceed historical norms in the near term, even if U.S. growth eases well below 2%, given strong issuer fundamentals based on such metrics as operating results and cash flow. The leveraged loan asset class, in our view, provides investors with a reasonable level of income and moderate price volatility, along with a degree of protection against any future upward trend in inflation and interest rates.

Our investment objective continues to be to seek to provide high income. The Fund also seeks to maintain a high degree of principal stability. We will continue to focus on trying to generate stable returns and minimizing defaults by emphasizing fundamental analysis and by searching for individual securities that we believe have strong value.

Portfolio Management Team

James T. Anderson, Managing Director

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Deutsche Asset Management in 2006 after 25 years of experience in the corporate and leveraged credit markets, most recently as head of Flagship Capital Management, a subsidiary of Bank of America, a specialty asset manager focused on below-investment grade assets in structured, securitized formats.

• Global Head of High Yield Strategies: New York.

• AB from Dartmouth College.

Eric S. Meyer, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2007.

• Joined Deutsche Asset Management in 2006 after 16 years of experience in positions of increasing responsibility in corporate banking with First Chicago, Credit Agricole, and most recently, Bank of America's subsidiary, Flagship Capital Management. Prior to his corporate banking experience, he worked in trust management operations for 10 years at First Chicago and E.F. Hutton.

• Head of US Loan Portfolio Management, High Yield Strategies: New York.

• BA from State University of New York, Albany; MBA from Pace University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

LSTA is the Loan Syndications and Trading Association. The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Sovereign debt is debt that is issued by a national government.

Default rate is the rate at which borrowers fail to remain current on their principal and interest repayments on loans.

Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

Leveraged loans typically carry interest rates that reflect a spread above some reference rate, generally LIBOR (the London Interbank Offered Rate). Given the recent very low levels of short-term interest rates, in order to attract investors, many leveraged loans have incorporated LIBOR floors. A LIBOR floor requires that the reference rate applied to a loan meet a certain minimum regardless of actual LIBOR levels; however, the interest paid on such loans will not adjust upward until LIBOR rises above the level of the LIBOR floor.

Performance Summary May 31, 2012 (Unaudited)
Average Annual Total Returns as of 5/31/12
Unadjusted for Sales Charge	1-Year	3-Year	Life of Fund*
Class A	2.06%	10.65%	3.62%
Class C	1.28%	9.85%	2.93%
S&P®/LSTA Leveraged Loan Index+	2.35%	11.61%	4.31%
Adjusted for the Maximum Sales Charge
Class A (max 2.75% load)	-0.75%	9.63%	3.03%
Class C (max 1.00% CDSC)	1.28%	9.85%	2.93%
S&P®/LSTA Leveraged Loan Index+	2.35%	11.61%	4.31%
No Sales Charges
Class S	2.35%	10.87%	3.81%
Institutional Class	2.36%	10.97%	3.87%
S&P®/LSTA Leveraged Loan Index+	2.35%	11.61%	4.31%

* The Fund commenced operations on June 29, 2007. The performance shown for the index is for the time period of June 30, 2007 through May 31, 2012, which is based on the performance period of the life of the Fund.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 13, 2012 are 1.14%, 1.92%, 1.02% and 0.84% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Class A shares' growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on June 29, 2007. The performance shown for the index is for the time period of June 30, 2007 through May 31, 2012, which is based on the performance period of the life of the Fund.

+ The Standard & Poor's and the Loan Syndications and Trading Association's (S&P/LSTA) Leveraged Loan Index is an unmanaged, market-value-weighted total return index that tracks outstanding balance and current spread over LIBOR for fully funded term loans.

Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 5/31/12	$9.21	$9.26	$9.21	$9.22
5/31/11	$9.45	$9.50	$9.44	$9.46
Distribution Information: Twelve Months as of 5/31/12: Income Dividends	$.37	$.30	$.39	$.40
Return of Capital	$.05	$.05	$.05	$.05

Morningstar Rankings — Bank Loan Funds Category as of 5/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	115	of	168	68
3-Year	57	of	125	45
Class C 1-Year	160	of	168	95
3-Year	72	of	125	57
Class S 1-Year	88	of	168	52
3-Year	48	of	125	38
Institutional Class 1-Year	85	of	168	50
3-Year	44	of	125	35

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of May 31, 2012
	Principal Amount ($)	Value ($)

Loan Participations and Assignments 91.6%
Senior Loans**
Consumer Discretionary 26.7%
99 Cents Only Stores, Term Loan, 5.25%, 1/11/2019	5,542,381	5,527,555
Atlantic Broadband Finance LLC:
First Lien Term Loan, 5.25%, 4/4/2019	5,000,000	4,993,750
Second Lien Term Loan, 9.75%, 10/4/2019	1,500,000	1,502,498
August LuxUK Holding Company SARL, Term Loan, 6.25%, 4/27/2018	1,413,032	1,420,097
August U.S. Holding Company, Inc., Term Loan B, 6.25%, 4/27/2018	1,086,968	1,092,403
Autoparts Holdings Ltd., First Lien Term Loan, 5.25%, 6/10/2016	3,482,500	3,391,084
Avis Budget Car Rental LLC, Term Loan, 6.25%, 9/21/2018	637,857	639,318
Bass Pro Group LLC, Term Loan, 5.25%, 6/13/2017	19,044,640	19,054,638
Bombardier Recreational Products, Inc., Term Loan B2, 4.49%, 6/28/2016	13,558,047	13,399,825
Buffets, Inc., Letter of Credit, First Lien, LIBOR plus 9.25%, 4/22/2015*	67,108	30,870
Burger King Corp., Term Loan B, 4.5%, 10/19/2016	9,321,088	9,260,873
Burlington Coat Factory Warehouse Corp., Term Loan B1, 5.5%, 2/28/2017	12,510,990	12,445,870
Caesars Entertainment Operating Co.:
Term Loan B1, 3.239%, 1/28/2015	3,000,000	2,751,435
Term Loan B6, 5.489%, 1/26/2018	8,400,000	7,434,000
Capital Automotive LP, Term Loan B, 5.25%, 3/10/2017	21,377,690	21,070,385
Cenveo Corp., Term Loan B, 6.25%, 12/21/2016	6,549,474	6,529,825
Cequel Communications LLC, Term Loan B, 4.0%, 2/14/2019	5,500,000	5,374,875
Chrysler Group LLC, Term Loan B, 6.0%, 5/24/2017	3,970,000	3,964,482
Cinedigm Digital Funding I LLC, Term Loan, 5.25%, 4/29/2016	3,433,595	3,427,157
Claire's Stores, Inc., Term Loan B, 2.989%, 5/29/2014	1,647,158	1,537,589
Clear Channel Communication, Inc., Term Loan B, 3.889%, 1/28/2016	17,079,433	13,362,265
Collective Brands Finance, Inc., Term Loan A, 2.989%, 8/18/2014	695,199	693,888
Crown Media Holdings, Inc., Term Loan B, 5.75%, 7/14/2018	10,910,000	10,950,912
Cumulus Media Holdings, Inc., Second Lien Term Loan, 7.5%, 9/16/2019	4,500,000	4,529,250
Cumulus Media, Inc., First Lien Term Loan, 5.75%, 9/17/2018	16,942,642	16,871,228
DineEquity, Inc., Term Loan B, 4.25%, 10/19/2017	3,182,345	3,164,890
EMI Music Publishing Ltd., Term Loan B, LIBOR plus 4.25%, 11/14/2017	3,000,000	2,989,500
Entercom Radio LLC, Term Loan B, 6.25%, 11/23/2018	1,476,667	1,481,281
Golden Nugget, Inc.:
Term Delay Draw, 3.24%, 6/30/2014	2,741,383	2,627,808
Term Loan B, 3.24%, 6/30/2014	4,875,830	4,673,824
Goodyear Tire & Rubber Company, Second Lien Term Loan, 4.75%, 4/30/2019	3,000,000	2,913,750
Gray Television, Inc., Term Loan B, 3.74%, 12/31/2014	2,365,877	2,352,569
Gymboree Corp., Term Loan, 5.0%, 2/23/2018	19,852,530	18,466,426
Harron Communications Corp., Term Loan B, 5.5%, 10/6/2017	7,061,321	7,087,801
Hillman Companies, Inc., Term Loan B, 5.0%, 5/27/2016	1,989,885	1,981,588
Hubbard Radio LLC:
Term Loan B, 5.25%, 4/28/2017	6,643,959	6,613,430
Second Lien Term Loan, 8.75%, 4/30/2018	4,000,000	4,033,340
IMG Worldwide, Inc., Term Loan B, 5.5%, 6/16/2016	992,500	991,259
Isle Capri Casinos, Inc., Term Loan B, 4.75%, 11/1/2013	1,925,352	1,927,518
J Crew Group, Inc., Term Loan B, 4.75%, 3/7/2018	17,767,632	17,370,615
Jo-Ann Stores, Inc., Term Loan, 4.75%, 3/16/2018	10,245,328	10,172,739
Kalispel Tribal Economic Authority, Term Loan B, 7.5%, 2/24/2017	8,990,252	8,855,398
Kasima LLC, Term Loan B, 5.0%, 3/31/2017	6,435,000	6,467,175
Landry's, Inc., Term Loan B, 6.5%, 4/24/2018	1,450,000	1,445,288
Local TV Finance LLC, Term Loan B2, 4.24%, 5/7/2015	1,355,058	1,352,090
LodgeNet Entertainment Corp., Term Loan, 6.5%, 4/4/2014	4,735,886	4,100,969
Lord & Taylor Holdings LLC, Term Loan B, 5.75%, 1/11/2019	2,992,500	3,013,447
Mediacom Broadband LLC, Term Loan F, 4.5%, 10/23/2017	4,912,500	4,895,626
Mediacom LLC, Term Loan E, 4.5%, 10/23/2017	4,937,186	4,923,609
Merrill Communications LLC:
Term Loan, 7.75%, 12/24/2012	2,860,547	2,710,369
Second Lien Term Loan, 12.0%, 11/15/2013	9,543,499	8,239,237
Michaels Stores, Inc., Term Loan B2, 5.0%, 7/29/2016	3,240,158	3,234,082
Mohegan Tribal Gaming Authority:
Term Loan B, 5.5%, 3/31/2015	2,995,000	2,864,718
Term Loan B, 9.0%, 3/1/2016	4,500,000	4,642,515
National Bedding Co., LLC, Second Lien Term Loan, 5.25%, 2/28/2014	15,559,074	15,495,904
Nebraska Book Co., Inc., Debtor in Possession Term Loan B, 8.75%, 7/27/2012	2,000,000	1,998,750
Neiman Marcus Group, Inc., Term Loan, 4.75%, 5/16/2018	14,000,000	13,774,670
Network Communications, Inc., Term Loan, 5.5%, 11/29/2013	769,213	415,375
Oceania Cruises, Inc.,, Term Loan B, 5.25%, 4/27/2015	16,628,690	15,783,370
Oriental Trading Co., Inc., Term Loan B, 7.0%, 2/10/2017	6,974,302	6,978,696
OSI Restaurant Partners LLC:
Term Loan B, 2.563%, 6/14/2014	14,405,169	14,132,480
Term Loan, 2.724%, 6/14/2013	1,408,927	1,382,256
Petco Animal Supplies, Inc., Term Loan, 4.5%, 11/24/2017	12,710,303	12,588,475
Quad/Graphics, Inc., Term Loan B, 4.0%, 7/26/2018	3,980,000	3,961,772
Raycom TV Broadcasting, Inc., Term Loan B, 4.5%, 5/31/2017	4,962,500	4,937,687
Remy International, Inc., Term Loan B, 6.25%, 12/16/2016	7,230,711	7,227,674
Sagittarius Restaurants LLC, Term Loan B, 7.5%, 5/18/2015	2,439,063	2,420,770
San Juan Cable Holdings LLC:
Term Loan B, 6.0%, 6/9/2017	5,165,987	5,053,007
Second Lien Term Loan, 10.0%, 6/8/2018	1,000,000	978,000
Springs Windows Fashions LLC:
Term Loan B, 6.0%, 5/31/2017	8,562,016	8,487,099
Second Lien Term Loan, 11.25%, 5/27/2018	3,000,000	2,936,250
SRAM LLC, Term Loan B, 4.75%, 6/7/2018	1,872,686	1,858,641
SuperMedia, Inc., Term Loan, 11.0%, 12/31/2015	296,722	170,615
Toys 'R' Us-Delaware, Inc.:
Term Loan B3, 5.25%, 5/25/2018	2,000,000	1,901,670
Term Loan, 6.0%, 9/1/2016	16,616,868	16,309,456
Travelport LLC:
Term Delay Draw, 4.968%, 8/21/2015	3,584,753	3,236,046
Term Loan B, 4.968%, 8/21/2015	2,893,832	2,612,334
Term Loan S, 4.97%, 8/21/2015	697,648	629,784
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*	987,500	642,097
UCI International, Inc., Term Loan B, 5.5%, 7/26/2017	6,603,509	6,603,509
Univision Communications, Inc., Term Loan, 4.489%, 3/31/2017	19,966,492	18,355,495
UPC Financing Partnership, Term Loan, 4.75%, 12/29/2017	2,000,000	1,980,000
Visant Holding Corp., Term Loan B, 5.25%, 12/22/2016	20,147,156	19,555,434
Wendy's International, Inc., Term Loan B, 4.75%, 5/15/2019	3,337,035	3,306,050
Westwood One, Inc., Term Loan, 8.0%, 10/21/2016	4,968,750	4,596,094
Yankee Candle Company, Inc., Term Loan B, 5.25%, 4/2/2019	4,500,000	4,484,812
		521,643,205
Consumer Staples 7.9%
American Seafoods Group LLC, Term Loan B, 4.25%, 3/8/2018	5,370,918	5,220,988
B&G Foods, Inc., Term Loan B, 4.5%, 11/30/2018	997,500	1,004,363
Bellisio Foods, Inc., Term Loan, 7.0%, 12/30/2017	997,500	967,575
Del Monte Foods Co., Term Loan, 4.5%, 3/8/2018	10,421,250	10,201,935
Fairway Group Acquisition Co., Term Loan A, 7.5%, 3/3/2017	14,370,004	14,257,775
Focus Brands, Inc.:
Term Loan B, 6.25%, 2/21/2018	2,400,615	2,403,616
Second Lien Term Loan, 10.25%, 8/21/2018	1,500,000	1,515,000
NBTY, Inc., Term Loan B1, 4.25%, 10/2/2017	9,471,342	9,413,662
Pierre Foods, Inc., First Lien Term Loan, 7.0%, 9/30/2016	17,749,749	17,825,186
Pinnacle Foods Finance LLC:
Term Loan B, 3.739%, 10/3/2016	1,704,369	1,693,716
Term Loan E, 4.75%, 10/17/2018	3,500,000	3,483,585
Prestige Brands, Inc., Term Loan, 5.25%, 1/31/2019	1,117,424	1,121,223
Roundy's Supermarkets, Inc., Term Loan B, 5.75%, 2/8/2019	4,500,000	4,487,827
Schiff Nutrition International, Inc., Term Loan B, 6.0%, 5/10/2018	3,000,000	2,970,000
Smart & Final Stores Corp., Term Loan B2, 4.989%, 5/31/2016	3,885,077	3,880,221
Sprouts Farmers Markets Holdings LLC, Term Loan, 6.0%, 4/20/2018	2,000,000	1,982,500
SUPERVALU, Inc., Term Loan B3, 4.5%, 4/28/2018	15,840,000	15,630,991
U.S. Foodservice, Inc.:
Term Loan B, 2.74%, 7/3/2014	19,132,153	18,561,250
Term Loan B, 5.75%, 3/31/2017	495,000	493,941
Volume Services America, Inc.:
Term Loan A, 10.0%, 9/16/2015	4,650,000	4,661,625
Term Loan B, 10.5%, 9/16/2016	4,630,970	4,627,126
Windsor Quality Food Co., Ltd., Term Loan B, 5.0%, 2/16/2017	15,434,407	15,125,719
Wm. Bolthouse Farms, Inc.:
First Lien Term Loan, 5.5%, 2/11/2016	859,210	863,292
Second Lien Term Loan, 9.5%, 8/11/2016	12,010,000	12,079,057
		154,472,173
Energy 4.2%
Chesapeake Energy Corp., Term Loan, 8.5%, 12/1/2017	4,000,000	3,935,000
Crestwood Holdings LLC, Term Loan B, 9.75%, 3/26/2018	6,500,000	6,556,875
Energy Transfer Equity LP, Term Loan B, 3.75%, 3/21/2017	3,000,000	2,923,125
Frac Tech International LLC, Term Loan B, 6.25%, 5/6/2016	16,014,257	14,252,689
NGPL PipeCo LLC, Term Loan B, 7.75%, 5/15/2017	12,000,000	11,750,040
Sheridan Production Partners I LLC:
Term Loan, 6.5%, 4/20/2017	8,833,425	8,837,135
Term Loan 1-A, 6.5%, 4/20/2017	1,170,501	1,170,993
Term Loan 1-M, 6.5%, 4/20/2017	714,949	715,249
Tervita Corp., Term Loan B, 3.239%, 11/14/2014	21,664,980	20,884,174
Western Refining, Inc., Term Loan B, 7.5%, 3/15/2017	10,480,200	10,521,387
		81,546,667
Financials 6.7%
AmWINS Group, Inc., First Lien Term Loan, 4.49%, 6/8/2013	2,895,410	2,886,723
Asurion LLC:
First Lien Term Loan, 5.5%, 5/24/2018	8,674,802	8,563,244
Second Lien Term Loan, 9.0%, 5/24/2019	9,600,000	9,687,024
AWAS Finance Luxembourg SARL, Term Loan B, 5.25%, 6/10/2016	3,201,702	3,199,029
BNY ConvergEx Group LLC:
Term Loan, 5.25%, 12/19/2016	6,953,099	6,696,739
Second Lien Term Loan, 8.75%, 12/18/2017	2,000,000	1,906,660
Brand Energy & Infrastructure Services, Inc.:
Letter of Credit, 2.75%, 2/7/2014	1,709,849	1,620,082
Term Loan B2, 3.75%, 2/7/2014	4,785,407	4,546,137
CNO Financial Group, Inc., Term Loan B1, 6.25%, 9/30/2016	8,497,213	8,492,964
Delos Aircraft, Inc., Term Loan 2, 4.75%, 4/12/2016	1,000,000	1,002,250
Evergreen Tank Solutions, Inc., Second Lien Term Loan, 4.224%, 4/4/2014	6,582,898	6,336,039
Istar Financial, Inc.:
Term Loan A1, 5.0%, 6/28/2013	1,787,692	1,785,306
Term Loan A2, 7.0%, 6/30/2014	18,500,000	18,527,750
Term Loan A2, 7.0%, 3/17/2017	2,000,000	2,010,830
LNR Property Corp., Term Loan B, 4.75%, 4/29/2016	9,736,842	9,736,842
Luxlas Fund LP, Term Loan B, 6.5%, 8/14/2017	1,285,372	1,285,372
NDS Finance Ltd., Term Loan B, 3.75%, 3/12/2018	5,017,328	4,995,402
Nuveen Investments, Inc.:
Term Loan, 5.97%, 5/12/2017	13,454,607	13,313,334
First Lien Term Loan, 5.97%, 5/13/2017	5,368,741	5,294,920
Springleaf Financial Funding Co., Term Loan, 5.5%, 5/10/2017	18,500,000	17,120,178
Yell Group PLC, Term Loan B1, 3.989%, 7/31/2014	5,321,592	1,564,176
		130,571,001
Health Care 5.2%
Alkermes, Inc., Term Loan B, 6.75%, 9/15/2017	5,486,250	5,517,138
AMN Healthcare, Inc., Term Loan B, 6.5%, 4/4/2018	4,000,000	4,025,000
Aptalis Pharma, Inc., Term Loan B, 5.5%, 2/10/2017	23,734,649	23,070,079
Bausch & Lomb, Inc., Term Loan B, 5.25%, 5/17/2019	15,000,000	14,784,375
Onex Carestream Finance LP, Term Loan B, 5.0%, 2/25/2017	16,574,638	16,038,283
Community Health Systems, Inc., Term Loan B, 3.967%, 1/25/2017	3,818,283	3,740,409
DaVita, Inc., Term Loan B, 4.5%, 10/20/2016	1,456,250	1,453,512
Drumm Investors LLC, Term Loan, 5.0%, 5/4/2018	13,396,331	12,500,518
Education Management LLC, Term Loan C2, 4.5%, 6/1/2016	14,655,421	13,043,325
Grifols, Inc., Term Loan B, 4.5%, 6/1/2017	2,975,343	2,944,964
HCA, Inc., Term Loan B3, 3.489%, 5/1/2018	1,500,000	1,458,217
Surgical Care Affiliates, Inc., Term Loan B, 4.47%, 12/29/2017	2,962,014	2,907,721
		101,483,541
Industrials 16.0%
ACCO Brands Corp., Term Loan B, 4.25%, 4/30/2019	3,731,250	3,740,578
Acosta, Inc., Term Loan, 4.75%, 3/1/2018	9,785,160	9,699,540
Advantage Sales & Marketing, Inc.:
Term Loan B, 5.25%, 12/18/2017	4,443,750	4,404,867
Second Lien Term Loan, 9.25%, 6/18/2018	15,710,000	15,710,000
Allegiant Travel Co., Term Loan B, 5.75%, 3/10/2017	4,942,805	4,927,383
API Technologies Corp., Term Loan B, 8.75%, 6/27/2016	4,948,877	4,948,877
Brock Holdings III, Inc., Term Loan B, 6.0%, 3/16/2017	11,645,294	11,642,849
Buffalo Gulf Coast Terminals LLC, Term Loan B, 7.5%, 10/31/2017	8,495,000	8,526,856
CEVA Group PLC:
Term Loan B, 5.466%, 8/31/2016	9,910,863	9,396,738
Letter of Credit, 5.47%, 8/31/2016	1,774,152	1,682,118
ClientLogic Corp., Term Loan, 7.219%, 1/30/2017	16,325,797	14,706,849
Coach America Holdings, Inc.:
First Lien Term Loan, LIBOR plus 3.0%, 4/18/2014*	2,926,729	1,370,689
Letter of Credit, LIBOR plus 5.75%, 4/20/2014*	630,479	295,275
CPG International, Inc., Term Loan B, 6.0%, 2/18/2017	20,616,197	19,933,286
CPI International, Inc., Term Loan B, 5.0%, 2/9/2017	4,052,710	3,910,865
Delta Air Lines, Inc.:
Term Loan B, 4.25%, 3/7/2016	4,950,000	4,801,500
Term Loan B, 5.5%, 4/20/2017	8,947,500	8,922,313
DigitalGlobe, Inc., Term Loan B, 5.75%, 10/7/2018	5,486,250	5,446,831
DynCorp International LLC, Term Loan B, 6.25%, 7/7/2016	11,109,325	11,098,882
Freedom Group, Inc., Term Loan, 5.5%, 4/12/2019	2,000,000	2,000,000
Generac Power Systems, Inc., Term Loan B, 6.25%, 5/22/2018	3,500,000	3,471,562
Goodman Global, Inc.:
First Lien Term Loan, 5.75%, 10/28/2016	11,416,662	11,419,060
Second Lien Term Loan, 9.0%, 10/30/2017	3,818,182	3,875,455
Grede LLC, Term Loan B, 7.0%, 4/3/2017	1,000,000	991,875
Interactive Data Corp., Term Loan B, 4.5%, 2/12/2018	16,336,272	16,111,648
Language Line LLC:
Term Loan B, 6.25%, 6/20/2016	10,235,007	10,187,056
Second Lien Term Loan, 10.5%, 12/20/2016	7,000,000	6,945,750
Montironics International, Inc., Term Loan B, 5.5%, 3/16/2018	9,000,000	8,935,335
Orbitz Worldwide, Inc., Term Loan, 3.239%, 7/25/2014	13,542,949	13,057,638
Ozburn-Hessey Holding Co., LLC, Term Loan B, 8.25%, 4/8/2016	653,182	579,157
PRV Aerospace LLC, Term Loan B, 6.5%, 5/10/2018	5,000,000	5,000,000
Rexnord Corp., Term Loan B, 5.0%, 4/2/2018	4,987,500	4,980,019
Sabre Holdings Corp., Term Loan, 5.989%, 9/29/2017	15,268,935	14,438,687
Sophia LP, Term Loan B, 6.25%, 7/19/2018	3,000,000	3,016,080
Spirit Aerosystems, Inc., Term Loan B, 3.75%, 4/18/2019	500,000	500,687
Swift Transportation Co., Inc., Term Loan B2, 5.0%, 12/21/2017	7,475,013	7,460,997
Synagro Technologies, Inc., Term Loan B, 2.24%, 4/2/2014	9,910,887	8,758,747
U.S. Airways Group, Inc., Term Loan, 2.74%, 3/21/2014	17,950,704	17,090,596
U.S. Security Holdings, Inc.:
Term Delay Draw, 6.0%, 7/28/2017	326,000	326,815
Term Loan, 6.0%, 7/28/2017	1,665,631	1,663,033
United Airlines, Inc., Term Loan B, 2.25%, 2/3/2014	14,605,832	14,204,172
Waste Industries U.S.A., Inc., Term Loan B, 4.75%, 3/17/2017	7,865,739	7,787,081
West Corp.:
Term Loan B5, 4.489%, 7/15/2016	3,915,192	3,895,616
Term Loan B4, 4.489%, 7/15/2016	983,580	978,662
		312,842,024
Information Technology 10.8%
Allen Systems Group, Inc., Term Loan B, 6.5%, 11/20/2015	5,752,781	5,551,434
Aspect Software, Inc., Term Loan B, 6.25%, 5/6/2016	17,090,011	17,022,335
Attachmate Corp.:
First Lien Term Loan, 7.25%, 11/22/2017	9,000,000	8,850,510
Second Lien Term Loan, 11.0%, 11/22/2018	5,000,000	4,887,500
Avaya, Inc.:
Term Loan B1, 3.217%, 10/24/2014	6,534,285	6,188,164
Term Loan B3, 4.967%, 10/26/2017	18,073,295	16,017,458
AVG Technologies NV, Term Loan, 7.5%, 3/15/2016	2,700,000	2,646,000
CommScope, Inc., Term Loan, 4.25%, 1/12/2018	6,900,000	6,872,641
DG FastChannel, Inc., Term Loan B, 5.75%, 7/26/2018	9,536,568	9,492,843
Eastman Kodak Co., Debtor in Possession, Term Loan B, 8.5%, 7/19/2013	1,906,857	1,912,520
First Data Corp.:
Term Loan B, 4.239%, 3/23/2018	21,121,072	19,171,069
Term Loan B, 5.239%, 3/24/2017	2,926,756	2,773,102
Freescale Semiconductor, Inc., Term Loan B, 4.489%, 12/1/2016	20,423,397	19,223,522
Global Cash Access LLC, Term Loan B, 7.0%, 3/1/2016	1,285,714	1,290,002
iPayment, Inc., Term Loan B, 5.75%, 5/8/2017	8,903,408	8,918,989
Microsemi Corp., Term Loan, 4.0%, 2/2/2018	3,980,148	3,900,545
Moneygram International, Inc, Term Loan B1, 4.25%, 11/17/2017	995,000	980,702
NeuStar, Inc., Term Loan B, 5.0%, 11/8/2018	2,972,531	2,992,343
NPC International, Inc., Term Loan B, 5.25%, 12/28/2018	1,000,000	1,002,500
NXP BV:
Term Loan A1, 4.5%, 3/3/2017	10,403,684	10,108,948
Term Loan B, 5.25%, 3/19/2019	2,000,000	1,965,000
Term Loan A2, 5.5%, 3/3/2017	5,479,981	5,421,784
Oberthur Technologies, Term Loan B, 6.252%, 3/30/2019	9,500,000	9,262,500
Openlink International Intermediate, Inc., Term Loan, 7.75%, 10/30/2017	2,493,750	2,506,219
Pegasus Solutions, Inc., Term Loan B, 7.75%, 4/17/2013	3,531,136	3,464,927
RedPrairie Corp., Term Loan B, 6.0%, 3/24/2016	10,117,137	10,087,646
Sensus U.S.A., Inc.:
First Lien Term Loan, 4.75%, 5/9/2017	5,598,538	5,586,305
Second Lien Term Loan, 8.5%, 5/9/2018	3,500,000	3,484,687
SI Organization, Inc., Term Loan B, 4.5%, 11/22/2016	2,467,488	2,424,307
SkillSoft Corp.:
Term Loan B, 6.5%, 5/26/2017	4,539,818	4,568,191
Term Loan C, 6.5%, 5/26/2017	995,000	1,001,219
Spansion LLC, Term Loan, 4.75%, 2/9/2015	3,135,108	3,129,872
SymphonyIRI Group, Inc., Term Loan B, 5.0%, 12/1/2017	6,952,475	6,917,713
Syniverse Technologies, Inc., Term Loan, 5.0%, 4/23/2019	1,000,000	990,005
		210,613,502
Materials 8.7%
American Rock Salt Holdings LLC, Term Loan, 5.5%, 4/25/2017	4,789,975	4,566,451
Arch Coal, Inc., Term Loan B, 5.75%, 5/17/2018	9,000,000	8,773,605
AZ Chem U.S., Inc., Term Loan, 7.25%, 12/22/2017	2,754,545	2,774,048
Berry Plastics Corp., Term Loan C, 2.24%, 4/3/2015	2,961,039	2,854,634
Chemtura Corp., Term Loan B, 5.5%, 8/27/2016	3,315,000	3,327,431
Earthbound Holdings III LLC, Term Loan B, 5.75%, 12/21/2016	10,327,542	10,306,061
Exopack LLC, Term Loan, 6.5%, 5/31/2017	15,383,750	15,277,987
Fairmount Minerals Ltd., Term Loan B, 5.25%, 3/15/2017	13,320,000	13,153,500
Houghton International, Inc., Term Loan B, 6.75%, 1/29/2016	989,957	995,525
Ineos U.S. Finance LLC, 6 year Term Loan, 6.5%, 5/4/2018	7,000,000	6,882,470
JMC Steel Group, Inc., Term Loan, 4.75%, 4/3/2017	2,970,011	2,979,961
Momentive Performance Materials U.S.A., Inc., Term Loan B-1B, 3.75%, 5/5/2015	7,216,030	7,006,296
Nexeo Solutions LLC, Term Loan B, 5.0%, 9/8/2017	14,157,000	13,862,039
Noranda Aluminum Acquisition Corp., Term Loan B, 5.75%, 2/24/2019	3,000,000	3,013,755
Nusil Technology LLC, Term Loan, 5.25%, 4/7/2017	8,728,814	8,750,636
Pelican Products, Inc., Term Loan B, 5.0%, 3/7/2017	7,436,396	7,399,214
PolyOne Corp., Term Loan, 5.0%, 12/20/2017	1,995,000	1,999,369
Reynolds Group Holdings, Inc.:
Term Loan B, 6.5%, 2/9/2018	16,648,469	16,724,802
Term Loan C, 6.5%, 8/9/2018	2,362,308	2,377,816
Styron SARL LLC, Term Loan B, 6.0%, 8/2/2017	9,887,375	8,868,975
Tricor Braun, Inc., Term Loan B, 5.5%, 5/3/2018	5,000,000	5,005,000
Tube City IMS Corp., Term Loan, 5.75%, 3/20/2019	9,500,000	9,511,875
Univar, Inc., Term Loan B, 5.0%, 6/30/2017	6,917,450	6,749,287
Vantage Specialty Chemicals, Inc., Term Loan B, 7.0%, 2/10/2020	5,262,509	5,255,931
WireCo WolrldGroup, Inc., Term Loan, 5.0%, 2/10/2014	728,547	724,904
		169,141,572
Telecommunication Services 3.2%
Alaska Communications Systems Holdings, Inc., Term Loan B, 5.5%, 10/21/2016	14,290,681	12,575,799
Genesys Telecom Holdings U.S., Inc., Term Loan B, 6.75%, 1/31/2019	2,500,000	2,505,475
Global Tel*Link Corp., Term Loan B, 6.0%, 12/14/2017	3,000,000	2,997,495
Intelsat (Bermuda) Ltd., Term Loan, 2.74%, 2/1/2014	2,000,000	1,932,500
Intelsat Jackson Holdings Ltd., Term Loan, 3.239%, 2/3/2014	16,354,454	16,034,152
MetroPCS Wireless, Inc., Term Loan B3, 4.0%, 3/16/2018	2,969,975	2,900,492
Securus Technologies Holdings, Inc., Term Loan, 5.25%, 5/31/2017	2,059,437	2,052,580
Sorenson Communications, Inc., Term Loan C, 6.0%, 8/16/2013	6,995,801	6,694,982
Telesat LLC, Term Loan B, 4.25%, 3/26/2019	13,000,000	12,883,975
TowerCo Finance LLC, Term Loan B, 4.5%, 2/2/2017	997,481	999,356
		61,576,806
Utilities 2.2%
Equipower Resources Holdings LLC, Term Loan B, 5.75%, 1/26/2018	11,482,867	11,368,039
Star West Generation LLC, Term Loan B, 6.0%, 5/17/2018	20,346,154	19,837,500
Terra-Gen Power LLC, Term Loan B, 6.5%, 6/22/2017	6,497,553	6,501,614
Texas Competitive Electric Holdings Co., LLC:
Term Loan, 3.739%, 10/10/2014	1,922,778	1,180,595
Term Loan, 4.739%, 10/10/2017	4,882,111	2,847,125
		41,734,873
Total Loan Participations and Assignments (Cost $1,817,639,826)		1,785,625,364

Corporate Bonds 5.2%
Consumer Discretionary 1.5%
Avis Budget Car Rental LLC, 2.967%***, 5/15/2014	18,569,000	18,151,197
Libbey Glass, Inc., 144A, 6.875%, 5/15/2020	1,000,000	1,002,500
MGM Resorts International, 7.75%, 3/15/2022	5,000,000	4,987,500
Pinnacle Entertainment, Inc., 7.75%, 4/1/2022	1,000,000	1,055,000
Travelport LLC, 5.113%***, 9/1/2014	6,000,000	3,795,000
		28,991,197
Financials 1.0%
Everest Acquisition LLC, 144A, 6.875%, 5/1/2019	3,000,000	3,075,000
Hexion U.S. Finance Corp., 4.967%***, 11/15/2014	19,000,000	17,147,500
		20,222,500
Industrials 1.1%
ARAMARK Corp., 3.966%***, 2/1/2015	9,000,000	8,955,000
Continental Airlines, Inc., "B", Series 2006-1, 3.609%***, 6/2/2013	2,371,644	2,322,698
JetBlue Airways Spare Parts Pass Through Trust, Series B-1, 144A, 3.343%***, 1/2/2014	6,000,000	5,700,000
Welltec AS, 144A, 8.0%, 2/1/2019	4,000,000	3,800,000
		20,777,698
Information Technology 0.1%
Freescale Semiconductor, Inc., 4.349%***, 12/15/2014	2,000,000	1,950,000
Materials 1.3%
Berry Plastics Corp., 5.217%***, 2/15/2015	13,941,000	13,871,295
FMG Resources (August 2006) Pty Ltd., 144A, 6.875%, 4/1/2022	3,000,000	2,887,500
Noranda Aluminum Acquisition Corp., 4.73%***, 5/15/2015 (PIK)	5,000,000	4,775,000
United States Steel Corp., 7.5%, 3/15/2022	4,000,000	3,880,000
		25,413,795
Telecommunication Services 0.2%
Cincinnati Bell, Inc., 8.25%, 10/15/2017	3,000,000	3,060,000
Total Corporate Bonds (Cost $103,415,870)		100,415,190

Asset-Backed 0.4%
Miscellaneous
Fairway Loan Funding Co., "B2L", Series 2006-1A, 4.266%***, 10/17/2018	7,000,000	5,249,510
NYLIM Flatiron CLO Ltd., "D", Series 2005-1A, 144A, 2.266%***, 8/10/2017	3,000,000	2,328,900
Total Asset-Backed (Cost $8,467,500)		7,578,410

	Shares	Value ($)

Common Stocks 0.0%
Consumer Discretionary
Buffets Restaurants Holdings, Inc.*	14,489	7,244

SuperMedia, Inc.*	1,793	4,644
Total Common Stocks (Cost $62,755)		11,888

Cash Equivalents 3.1%
Central Cash Management Fund, 0.14% (a) (Cost $61,251,048)	61,251,048	61,251,048

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,990,836,999)+	100.3	1,954,881,900
Other Assets and Liabilities, Net	(0.3)	(4,960,928)
Net Assets	100.0	1,949,920,972

The following table represents senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Buffets, Inc.*	LIBOR plus 9.25%	4/22/2015	67,108	64,558	30,870
Coach America Holdings, Inc.*	LIBOR plus 3.0%	4/18/2014	2,926,729	2,521,071	1,370,689
Coach America Holdings, Inc.*	LIBOR plus 5.75%	4/20/2014	630,479	543,553	295,275
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	987,500	964,047	642,097
				4,093,229	2,338,931

* Non-income producing security.

** Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional payment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report. Senior loans pay interest at rates which vary based on prevailing interest rates, such as the prime rate offered by a major U.S. bank or LIBOR, and are shown at their current rate as of May 31, 2012.

*** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of May 31, 2012.

+ The cost for federal income tax purposes was $1,990,998,798. At May 31, 2012, net unrealized depreciation for all securities based on tax cost was $36,116,898. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $7,162,955 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $43,279,853.

(a) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Prime Rate: Interest rate charged by banks to their most creditworthy customers.

At May 31, 2012, the Fund had unfunded loan commitments of $6,217,441, which could be extended at the option of the borrower, pursuant to the following loan agreement:
Borrower	Unfunded Loan Commitment ($)	Value ($)	Unrealized Appreciation/ Depreciation ($)
Delta Air Lines, Inc., Term Loan, 3/28/2013	3,578,262	3,584,239	5,977
Wendy's International, Inc., Term Delay Draw, 5/15/2019	2,639,179	2,638,240	(939)
Total net unrealized appreciation			5,038

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (b)
Loan Participations and Assignments	$—	$1,785,625,364	$—	$1,785,625,364
Corporate Bonds	—	100,415,190	—	100,415,190
Asset-Backed	—	7,578,410	—	7,578,410
Common Stocks	4,644	7,244	—	11,888
Short-Term Investments	61,251,048	—	—	61,251,048
Unfunded Loan Commitments	—	5,038	—	5,038
Total	$61,255,692	$1,893,631,246	$—	$1,954,886,938

During the period ended May 31, 2012, the amount of transfers between Level 1 and Level 2 fair value measurements was $57,956. Transfers between price levels are recognized at the beginning of the reporting period. An investment was transferred from Level 1 to Level 2 because of a lack of quoted prices due to a decrease in market activity. The investment is currently fair valued using observable market inputs.

(b) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of May 31, 2012
Assets
Investments: Investments in securities, at value (cost $1,929,585,951)	$1,893,630,852
Investment in Central Cash Management Fund (cost $61,251,048)	61,251,048
Total investments in securities, at value (cost $1,990,836,999)	1,954,881,900
Receivable for investments sold	54,478,533
Receivable for Fund shares sold	3,776,711
Interest receivable	11,698,101
Unrealized appreciation on unfunded loan commitments	5,038
Due from Advisor	76,258
Other assets	83,790
Total assets	2,025,000,331
Liabilities
Cash overdraft	15,138,212
Payable for investments purchased	50,220,579
Payable for Fund shares redeemed	6,973,616
Accrued management fee	1,022,864
Accrued Trustees' fees	6,858
Accrued expenses	1,717,230
Total liabilities	75,079,359
Net assets, at value	$1,949,920,972
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	(35,955,099)
Unfunded loan commitments	5,038
Accumulated net realized gain (loss)	(11,612,011)
Paid-in capital	1,997,483,044
Net assets, at value	$1,949,920,972

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of May 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($608,391,161 ÷ 66,039,979 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.21
Maximum offering price per share (100 ÷ 97.25 of $9.21)	$9.47
Class C Net Asset Value offering and redemption price per share ($326,533,703 ÷ 35,249,847 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.26
Class S Net Asset Value offering and redemption price per share ($676,449,907 ÷ 73,472,147 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.21
Institutional Class Net Asset Value offering and redemption price per share ($338,546,201 ÷ 36,701,399 shares of capital stock outstanding, $.01 par value, unlimited number of shares authorized)	$9.22

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended May 31, 2012
Investment Income
Income: Interest	$127,271,441
Income distributions — Central Cash Management Fund	89,173
Total income	127,360,614
Expenses: Management fee	14,009,101
Administrative fee	2,183,570
Services to shareholders	3,131,523
Distribution and service fees	5,211,604
Custodian fee	297,800
Professional fees	255,789
Reports to shareholders	207,380
Registration fees	364,336
Trustees' fees and expenses	82,549
Other	203,921
Total expenses before expense reductions	25,947,573
Expense reductions	(1,146,269)
Total expenses after expense reductions	24,801,304
Net investment income (loss)	102,559,310
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(15,574,815)
Futures	4,908,138
Foreign currency	(19,364,408)
(30,031,085)
Change in net unrealized appreciation (depreciation) on: Investments	(53,738,669)
Unfunded loan commitments	61,941
Futures	(452,258)
Foreign currency	3,087,847
(51,041,139)
Net gain (loss)	(81,072,224)
Net increase (decrease) in net assets resulting from operations	$21,487,086

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended May 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$102,559,310	$51,914,330
Net realized gain (loss) on investment transactions	(30,031,085)	2,350,090
Change in net unrealized appreciation (depreciation)	(51,041,139)	22,310,614
Net increase (decrease) in net assets resulting from operations	21,487,086	76,575,034
Distributions to shareholders: Net investment income: Class A	(28,741,872)	(19,666,853)
Class C	(11,423,293)	(6,385,544)
Class S	(31,310,442)	(21,001,583)
Institutional Class	(15,232,436)	(7,239,030)
Return of capital: Class A	(4,031,004)	—
Class C	(1,602,100)	—
Class S	(4,391,242)	—
Institutional Class	(2,136,326)	—
Total distributions	(98,868,715)	(54,293,010)
Fund share transactions: Proceeds from shares sold	930,213,806	2,603,958,648
Reinvestment of distributions	84,999,297	47,245,434
Cost of shares redeemed	(1,673,120,073)	(471,786,681)
Net increase (decrease) in net assets from Fund share transactions	(657,906,970)	2,179,417,401
Increase (decrease) in net assets	(735,288,599)	2,201,699,425
Net assets at beginning of period	2,685,209,571	483,510,146
Net assets at end of period (including undistributed net investment income of $0 and $3,075,350, respectively)	$1,949,920,972	$2,685,209,571

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended May 31,
Class A	2012		2011	2010		2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.45		$9.10	$7.87		$9.14		$10.00
Income (loss) from investment operations: Net investment incomeb	.43		.39	.41		.48		.54
Net realized and unrealized gain (loss)	(.25)		.37	1.32		(1.32)		(.90)
Total from investment operations	.18		.76	1.73		(.84)		(.36)
Less distributions from: Net investment income	(.37)		(.41)	(.45)		(.43)		(.47)
Net realized gains	—		—	(.05)		—		(.03)
Return of capital	(.05)		—	—		—		—
Total distributions	(.42)		(.41)	(.50)		(.43)		(.50)
Net asset value, end of period	$9.21		$9.45	$9.10		$7.87		$9.14
Total Return (%)c	2.06	d	8.38	22.48	d	(8.83	)d	(3.55	)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	608		918	166		4		5
Ratio of expenses before expense reductions (%)	1.17		1.14	1.28		1.62		1.85	*
Ratio of expenses after expense reductions (%)	1.14		1.14	1.20		1.16		1.20	*
Ratio of net investment income (%)	4.69		4.16	4.63		6.30		6.38	*
Portfolio turnover rate (%)	43		60	68		57		25	**
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended May 31,
Class C	2012		2011	2010		2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.50		$9.15	$7.91		$9.13		$10.00
Income (loss) from investment operations: Net investment incomeb	.37		.32	.35		.41		.47
Net realized and unrealized gain (loss)	(.26)		.37	1.32		(1.26)		(.90)
Total from investment operations	.11		.69	1.67		(.85)		(.43)
Less distributions from: Net investment income	(.30)		(.34)	(.38)		(.37)		(.41)
Net realized gains	—		—	(.05)		—		(.03)
Return of capital	(.05)		—	—		—		—
Total distributions	(.35)		(.34)	(.43)		(.37)		(.44)
Net asset value, end of period	$9.26		$9.50	$9.15		$7.91		$9.13
Total Return (%)c	1.28	d	7.65	21.58	d	(9.13	)d	(4.27	)d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	327		370	59		1		5
Ratio of expenses before expense reductions (%)	1.91		1.92	2.10		2.42		2.66	*
Ratio of expenses after expense reductions (%)	1.86		1.92	1.95		1.96		2.02	*
Ratio of net investment income (%)	3.98		3.38	3.88		5.50		5.57	*
Portfolio turnover rate (%)	43		60	68		57		25	**
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended May 31,
Class S	2012	2011	2010	2009	Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.44	$9.10	$7.87	$9.14	$10.00
Income (loss) from investment operations: Net investment incomeb	.45	.41	.44	.49	.56
Net realized and unrealized gain (loss)	(.24)	.36	1.30	(1.32)	(.90)
Total from investment operations	.21	.77	1.74	(.83)	(.34)
Less distributions from: Net investment income	(.39)	(.43)	(.46)	(.44)	(.49)
Net realized gains	—	—	(.05)	—	(.03)
Return of capital	(.05)	—	—	—	—
Total distributions	(.44)	(.43)	(.51)	(.44)	(.52)
Net asset value, end of period	$9.21	$9.44	$9.10	$7.87	$9.14
Total Return (%)c	2.35	8.52	22.72	(8.69)	(3.38)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	676	1,055	176	10	5
Ratio of expenses before expense reductions (%)	1.05	1.02	1.22	1.61	1.69 *
Ratio of expenses after expense reductions (%)	.96	.96	.95	.99	1.05 *
Ratio of net investment income (loss) (%)	4.86	4.34	4.88	6.47	6.54 *
Portfolio turnover rate (%)	43	60	68	57	25 **
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

	Years Ended May 31,
Institutional Class	2012		2011	2010		2009		Period Ended 5/31/08a
Selected Per Share Data
Net asset value, beginning of period	$9.46		$9.11	$7.87		$9.14		$10.00
Income (loss) from investment operations: Net investment incomeb	.47		.42	.44		.49		.56
Net realized and unrealized gain (loss)	(.26)		.36	1.31		(1.32)		(.90)
Total from investment operations	.21		.78	1.75		(.83)		(.34)
Less distributions from: Net investment income	(.40)		(.43)	(.46)		(.44)		(.49)
Net realized gains	—		—	(.05)		—		(.03)
Return of capital	(.05)		—	—		—		—
Total distributions	(.45)		(.43)	(.51)		(.44)		(.52)
Net asset value, end of period	$9.22		$9.46	$9.11		$7.87		$9.14
Total Return (%)	2.36	c	8.77	22.72	c	(8.69	)c	(3.38	)c**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	339		343	83		44		36
Ratio of expenses before expense reductions (%)	.83		.84	1.03		1.45		1.74	*
Ratio of expenses after expense reductions (%)	.80		.84	.95		.98		1.05	*
Ratio of net investment income (%)	5.06		4.46	4.88		6.48		6.54	*
Portfolio turnover rate (%)	43		60	68		57		25	**
a For the period June 29, 2007 (commencement of operations) to May 31, 2008.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Floating Rate Fund (formerly DWS Floating Rate Plus Fund) (the "Fund") is a non-diversified series of DWS Portfolio Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Senior loans and debt securities are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. Senior loans and debt securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Senior Loans. Senior loans are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged through private negotiations between the borrower and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior loans held by the Fund are generally in the form of assignments but the Fund may also invest in participations. All Senior Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At May 31, 2012, the Fund had approximately $11,450,000 of short-term post-enactment losses, which may be applied against realized net taxable capital gains indefinitely.

The Fund has reviewed the tax positions for the open tax years as of May 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures, forward currency contracts, recognition of certain currency gain (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At May 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:
Capital loss carryforwards	$(11,450,000)
Net unrealized appreciation (depreciation) on investments	$(36,116,898)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended May 31,
	2012	2011
Distributions from ordinary income*	$86,708,043	$52,570,189
Distributions from long-term capital gains	$—	$1,722,821
Return of capital	$12,160,672	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Other income, including commitment fees included in the Statement of Operations, is recorded as income when received by the Fund. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may seek to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on global bonds. For the year ended May 31, 2012, as part of this strategy, the Fund used futures contracts to attempt to take advantage of inefficiencies within the global bond markets.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

There were no open futures contracts as of May 31, 2012. For the period ended May 31, 2012, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $452,328,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $615,521,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may seek to enhance returns by employing a global tactical asset allocation overlay strategy. For the year ended May 31, 2012, as part of this strategy, the Fund used forward currency exchange contracts to gain exposure to changes in the value of foreign currencies to attempt to take advantage of inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

There were no open forward currency contracts as of May 31, 2012. For the period ended May 31, 2012, the investment in forward currency contracts U.S. dollars purchased had a total contract value generally indicative of a range from $0 to approximately $213,496,000, and the investment in forward currency contracts U.S. dollars sold had a total contract value generally indicative of a range from $0 to approximately $185,414,000.

The following tables summarize the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended May 31, 2012 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(19,330,120)	$—	$(19,330,120)
Interest Rate Contracts (b)	—	4,908,138	4,908,138
	$(19,330,120)	$4,908,138	$(14,421,982)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$3,090,877	$—	$3,090,877
Interest Rate Contracts (b)	—	(452,258)	(452,258)
	$3,090,877	$(452,258)	$2,638,619

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the year ended May 31, 2012, purchases and sales of investment securities (excluding short-term instruments) aggregated $901,210,673 and $1,510,964,345, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") acts as an investment subadvisor to the Fund. As an investment subadvisor to the Fund, QS Investors manages the portion of assets allocated to the Fund's global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	.650%
Next $1.5 billion of such net assets	.635%
Next $2.5 billion of such net assets	.610%
Next $2.5 billion of such net assets	.585%
Next $2.5 billion of such net assets	.560%
Over $10.0 billion of such net assets	.550%

Effective October 1, 2011, the Advisor has voluntarily agreed to waive a portion of its management fee in the amount of 0.05% of the Fund's average daily net assets. This voluntary waiver or reimbursement may be terminated at any time at the option of the Advisor.

Accordingly, for the year ended May 31, 2012, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $686,611, and the amount charged aggregated $13,322,490, which was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

For the period from June 1, 2011 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.20%
Class C	1.95%
Class S	.95%
Institutional Class	.95%

For the period from October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of certain classes as follows:
Class C	1.87%
Class S	.97%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended May 31, 2012, the Administration Fee was $2,183,570, of which $172,669 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended May 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at May 31, 2012
Class A	$71,145	$—	$16,216
Class C	62,907	31,453	—
Class S	203,732	203,732	—
Institutional Class	12,740	—	3,545
	$350,524	$235,185	$19,761

In addition, for the year ended May 31, 2012, the Advisor reimbursed the Fund $224,473 of sub-recordkeeping expenses for Class S shares.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended May 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at May 31, 2012
Class C	$2,571,392	$210,297

In addition, DIDI provides information and administrative services for a fee (Service Fee) to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at May 31, 2012	Annual Effective Rate
Class A	$1,785,427	$259,550	.25%
Class C	854,785	137,727	.25%
	$2,640,212	$397,277

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended May 31, 2012 aggregated $101,475.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% for Class C shares of the value of the shares redeemed. For the year ended May 31, 2012, the CDSC for Class C shares aggregated $191,638. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended May 31, 2012, DIDI received $66,709.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,178, of which $7,705 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Commitments

The Fund can invest in certain Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At May 31, 2012, the Fund had unfunded loan commitments of $6,217,441.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at May 31, 2012.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended May 31, 2012		Year Ended May 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	26,775,300	$247,005,481	92,502,389	$870,560,037
Class C	8,074,347	75,117,272	34,021,979	321,546,194
Class S	46,697,279	429,066,193	120,516,925	1,137,171,509
Institutional Class	19,464,224	179,024,860	29,036,742	274,680,908
		$930,213,806		$2,603,958,648
Shares issued to shareholders in reinvestment of distributions
Class A	3,275,883	$29,965,409	1,937,019	$18,173,840
Class C	1,169,793	10,759,717	571,822	5,390,200
Class S	3,117,776	28,526,729	1,830,759	17,186,521
Institutional Class	1,718,818	15,747,442	692,848	6,494,873
		$84,999,297		$47,245,434
Shares redeemed
Class A	(61,104,776)	$(558,449,359)	(15,581,137)	$(146,538,818)
Class C	(12,968,612)	(118,888,885)	(2,083,573)	(19,702,038)
Class S	(88,053,308)	(806,128,687)	(29,951,553)	(281,565,012)
Institutional Class	(20,710,906)	(189,653,142)	(2,559,639)	(23,980,813)
		$(1,673,120,073)		$(471,786,681)
Net increase (decrease)
Class A	(31,053,593)	$(281,478,469)	78,858,271	$742,195,059
Class C	(3,724,472)	(33,011,896)	32,510,228	307,234,356
Class S	(38,238,253)	(348,535,765)	92,396,131	872,793,018
Institutional Class	472,136	5,119,160	27,169,951	257,194,968
		$(657,906,970)		$2,179,417,401

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Portfolio Trust and Shareholders of DWS Floating Rate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Floating Rate Fund (formerly DWS Floating Rate Plus Fund) (the "Fund") at May 31, 2012, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2012 by correspondence with the custodian, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts July 27, 2012	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2011 to May 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/12	$1,042.30	$1,038.20	$1,044.30	$1,043.80
Expenses Paid per $1,000*	$6.02	$9.53	$4.96	$4.04
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 12/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 5/31/12	$1,019.10	$1,015.65	$1,020.15	$1,021.05
Expenses Paid per $1,000*	$5.96	$9.42	$4.90	$3.99

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Floating Rate Fund	1.18%	1.87%	.97%	.79%

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of May 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	105	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	105	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	105	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	105	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	105
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	105	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	105	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	105	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	105	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	108	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, May 2012-present	Director3, Deutsche Asset Management
Rita Rubin6 (1970) Assistant Secretary, 2009-2012*	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

* Effective May 18, 2012, Rita Rubin no longer serves as Assistant Secretary to the fund.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DFRAX	DFRCX	DFRPX	DFRTX
CUSIP Number	23337F 706	23337F 805	23337F 888	23337F 870
Fund Number	443	743	2043	1443

Notes

Notes

Notes

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Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DFRF-2
(R-027916-1 7/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS FLOATING RATE FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$87,950	$0	$0	$0
2011	$87,950	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$56,300	$0
2011	$0	$0	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$0	$56,300	$0	$56,300
2011	$0	$0	$0	$0

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Floating Rate Fund, a series of DWS Portfolio Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	July 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	July 30, 2012